Exhibit 10.1

AMENDMENT NO. 2 AND JOINDER TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 and Joinder to Master Repurchase Agreement, dated as of September [30], 2016 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent” and a “Buyer”), Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (“Credit Suisse AG” and a “Buyer”), ZFC Funding, Inc., (the “Existing Seller”), ZFC Trust, a Maryland real estate investment trust (the “Joining Seller”), U.S. Bank National Association, not in its individual capacity but solely as trustee (“Pass-Through Trust Trustee”) for ZFC Funding Pass-Through Trust I (“Pass-Through Trust”) and ZAIS Financial Corp. (the “Guarantor”).

RECITALS

The Administrative Agent, the Existing Seller, the Guarantor, Pass-Through Trust Trustee and, solely with respect to Sections 4(a) and 4(b), Credit Suisse (USA) Securities LLC are parties to that certain Master Repurchase Agreement, dated as of August 14, 2014, as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of June 29, 2015 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and the Administrative Agent, the Existing Seller, the Guarantor and, solely with respect to Section 3.2, Credit Suisse (USA) Securities LLC are parties to the related Pricing Side Letter, dated as of August 14, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of August 14, 2014, by the Guarantor in favor of Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

Pursuant to that certain Assignment, Assumption and Appointment Agreement, dated as of June 30, 2016, among Existing Seller, Guarantor, Administrative Agent and Credit Suisse, AG, Administrative Agent sold and assigned its right, title and interest in certain Existing Transactions and the related Purchased Assets to such Buyers and was retained as Administrative Agent thereunder.

ZAIS Financial Partners, LP, (the “Operating Partnership”) adopted a plan to commence the dissolution and liquidation of Existing Seller (the “Liquidation”) and in connection with the Liquidation, the Existing Seller, as a liquidating distribution, has simultaneously herewith assigned to the Operating Partnership, its rights, title and interest in the Pass-Through Trust Certificate and all rights, obligations and liabilities of the Existing Seller related to such Pass-Through Trust Certificate and arising pursuant to the Program Agreements.

Immediately following the assignment described in the preceding Recital, the Operating Partnership has simultaneously herewith contributed and assigned to Joining Seller, its rights, title and interest in the Pass-Through Trust Certificate and all rights, obligations and liabilities of the Operating Partnership pursuant the Program Agreements.

For the avoidance of doubt, each of the assignments referenced above (collectively, the “Assignments”) are made subject to, and subordinate to, Administrative Agent’s and Buyers’ liens and rights under the Program Agreements.

The Administrative Agent, Credit Suisse AG, the Existing Seller, the Joining Seller, the Pass-Through Trust Trustee and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

The Joining Seller has assumed all of the duties, rights and obligations of the Existing Seller, including the duties, rights and obligations of the Existing Seller under the Repurchase Agreement and the parties therefore desire to remove the Existing Seller as a party to the Repurchase Agreement.

Accordingly, the Administrative Agent on behalf of Buyer, the Existing Seller, the Joining Seller, the Pass-Through Trust Trustee and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.      Agreement and Joinder with respect to Joining Seller. Joining Seller hereby agrees to all of the provisions of the Repurchase Agreement and each other Program Agreement, and effective on the date hereof, becomes a party to the Repurchase Agreement and each other Program Agreement, as a “Seller” and a “Seller Party”, with the same effect as if the undersigned were an original signatory to the Repurchase Agreement or such other Program Agreement, but subject to the additional terms and conditions herein. Unless otherwise specified, all references to “Seller”, “Seller Party” and “Seller Parties” in the Repurchase Agreement and the other Program Agreements shall be deemed to include Joining Seller.

SECTION 2.      Removal of Existing Seller. Existing Seller is hereby removed from this Repurchase Agreement and released from all of its obligations as a “Seller” and “Seller Party” thereunder and under each Transaction previously entered into by Existing Seller. Pursuant to the Assignments, Existing Seller thereby assigns and Joining Seller thereby assumes all of the rights and obligations as Seller with respect to all Purchased Assets subject to outstanding Transactions as of the date hereof. Administrative Agent and Buyers hereby consent to the assignments described in this paragraph notwithstanding anything to the contrary contained herein or in the Existing Repurchase Agreement.

SECTION 3.      Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of “Seller” in its entirety and replacing it with the following:

“Seller” means ZFC Trust or its permitted successors and assigns.

SECTION 4.      Representations and Warranties. Section 13.a. of the Existing Repurchase Agreement is hereby amended by deleting paragraph (1) in its entirety and replacing it with the following:

(1)       Existence. Seller has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland. Pass-Through Trust has been organized as a common law trust under the laws of the State of New York. Guarantor has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

SECTION 5.      No Change in Control. The Administrative Agent and the Buyers hereby agree that the consummation of the Assignments and the transactions related thereto shall not be deemed a Change of Control under the Repurchase Agreement.

SECTION 6.      Notices and Other Communication. Section 20 of the Existing Repurchase Agreement is hereby amended by deleting the notice information section with respect to Seller Parties and replacing such section with the following:

If to Seller Parties:

ZFC Trust

c/o ZAIS REIT Management, LLC

2 Bridge Avenue, Suite 322

Red Bank, NJ 07701

Attention: Michael Szymanski

Fax Number: (732) 747-7619

Email: zaislegal@zaisgroup.com

With a copy to, with respect to notices related to legal matters, security interests or notices of claims:

ZFC Trust

c/o ZAIS REIT Management, LLC

Bridge Avenue, Suite 322

Red Bank, NJ 07701

Attention: General Counsel

Fax Number: (732) 978-7507

Email: zaislegal@zaisgroup.com

SECTION 7.      Intent. Section 26 of the Existing Repurchase Agreement is hereby amended by adding the following paragraph to the end of such Section:

g.       The parties acknowledge that it is their intent, solely for purposes of U.S. federal, state and local income tax purposes, to treat (i) the Transactions as indebtedness of the Seller that is secured by the Purchased Assets and (ii) the Purchased Assets as owned by the Seller for U.S. federal income, state and local tax purposes in the absence of a Default by the Seller. The parties agree to such treatment and agree to take no action inconsistent with this treatment, unless otherwise required by law.

SECTION 8.      Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

8.1              Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)                this Amendment, duly executed and delivered by duly authorized officers of the Administrative Agent, Credit Suisse AG, the Existing Seller, the Joining Seller, the Pass-Through Trust Trustee and the Guarantor;

(b)               an amendment and joinder to the Pricing Side Letter, duly executed and delivered by the parties thereto;

(c)                an amendment and joinder to the Custodial Agreement, duly executed and delivered by the parties thereto;

(d)               that certain Assignment and Assumption Agreement, dated as of September [30], 2016, duly executed and delivered by the Existing Seller, the Joining Seller and the Operating Partnership;

(e)                an amendment and joinder to the Servicer Notice, duly executed and delivered by the parties thereto;

(f)                an amendment and joinder to the Collection Account Control Agreement, duly executed and delivered by the parties thereto;

(g)               a Power of Attorney in the form of Exhibit D to the Repurchase Agreement, duly executed and delivered by the Joining Seller;

(h)               a certificate of the authorized person of the Joining Seller, attaching certified copies of Joining Seller’s organizational documents and resolutions approving the Program Agreements and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary action or governmental approvals as may be required in connection with the Program Agreements;

(i)                 a certified copy of a good standing certificate from the jurisdiction of organization of the Joining Seller, dated as of no earlier than the date ten (10) Business Days prior to the date hereof;

(j)                 an incumbency certificate of the company secretary of the Joining Seller, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements;

(k)               (A) a security interest, general corporate and enforceability opinion or opinions of counsel to Joining Seller, including an Investment Company Act, as amended (the “Investment Company Act”) opinion indicating that (x) it is not necessary to register Pass-Through Trust under the Investment Company Act, for reasons other than the exemption provided by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act and (y) it is not necessary to register Joining Seller or Guarantor under the Investment Company Act; and (B) a Bankruptcy Code opinion of counsel to Joining Seller, with respect to the matters outlined in Section 26 of the Repurchase Agreement, each in form and substance acceptable to Buyer;

(l)                 evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s interest in the Repurchase Assets have been taken, including, without limitation, ensuring that all Pass-Through Trust Interests are evidenced by certificates in registered form and that such Pass-Through Trust Interests constitute and remain “securities” (as defined in Section 8-102 of the Uniform Commercial Code). Joining Seller shall take all steps as may be necessary in connection with the indorsement, transfer of power, delivery and pledge of all Purchased Assets and Contributed Mortgage Loans to Administrative Agent, and performing UCC searches and duly authorized and filing Uniform Commercial Code financing statements, in form and substance satisfactory to Administrative Agent, on Form UCC-1; and

(m)             such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 9.      Representations and Warranties. Joining Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement and Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 10.  Authorized Representatives of the Seller. The Existing Repurchase Agreement is hereby amended by deleting Schedule 2 (Authorized Representatives of the Seller) in its entirety and replacing it with Schedule 2 attached hereto.

SECTION 11.  Seller’s and Guarantor’s Tax Identification Numbers. The Existing Repurchase Agreement is hereby amended by deleting Exhibit G (Seller’s and Guarantor’s Tax Identification Number) in its entirety and replacing it with Exhibit G attached hereto.

SECTION 12.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 13.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 14.  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 15.                        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 16.  Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Joining Seller to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent and a Buyer

By:
Name:
Title:

Credit Suisse AG, Cayman Islands Branch, as a Buyer

By:
Name:
Title:

ZFC Trust, as Joining Seller

By:
Name:
Title:

U.S. Bank National Association, not in its individual capacity but solely as trustee for ZFC Funding Pass-Through Trust I, as Pass-Through Trust

By:
Name:
Title:

Signature Page to Amendment No. 2 and Joinder to Master Repurchase Agreement

ZAIS Financial Corp., as Guarantor

By:
Name:
Title:

Acknowledged and Agreed to:

ZFC Funding, Inc., as Existing Seller

By:
Name:
Title:

Signature Page to Amendment No. 2 and Joinder to Master Repurchase Agreement

SCHEDULE 2

SCHEDULE 2

AUTHORIZED REPRESENTATIVES

SELLER AUTHORIZATIONS

Name	Title	Authorized Signature

Michael Syzmanksi	Chief Executive Officer and President

Schedule 2

EXHIBIT G

EXHIBIT G

SELLER’S AND GUARANTOR’S TAX IDENTIFICATION NUMBER

ZFC Trust:               [SELLER TO PROVIDE]

ZAIS Financial Corp: 90-0729143

G-1